POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SIMPLIFY EXCHANGE TRADED FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President, Treasurer, and a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, OWEN J. PINKERTON, BIBB L. STRENCH and CASSANDRA BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of August 2020.

		By:	/s/ Paul Kim
Paul Kim, President, Treasurer, and Trustee

STATE OF NEW YORK	)
	)	ss:
COUNTY OF Westchester	)

Before me, a Notary Public, in and for said county and state, personally appeared Paul Kim, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of August 2020.

/s/ Joong J. Lee
Notary Public

My commission expires: April 12, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SIMPLIFY EXCHANGE TRADED FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, OWEN J. PINKERTON, BIBB L. STRENCH and CASSANDRA BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of July 2020.

		By:	/s/ Zung T. Nguyen
Zung T. Nguyen, Trustee

STATE OF NEW JERSEY	)
	)	ss:
COUNTY OF MORRIS	)

Before me, a Notary Public, in and for said county and state, personally appeared Zung T. Nguyen, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 8th day of July 2020.

/s/ Paul A. Woodford
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SIMPLIFY EXCHANGE TRADED FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, BIBB L. STRENCH, AND OWEN J. PINKERTON and CASSANDRA BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of August 2020.

		By:	/s/ Craig Enders
Craig Enders, Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF Los Angeles	)

On August 19, 2020, before me, Kathi Dana Miglino, a Notary Public in and for the State of California, personally appeared Craig Enders who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Craig Enders
Notary Public

My commission expires: 1/27/2024

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SIMPLIFY EXCHANGE TRADED FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, OWEN J. PINKERTON, BIBB L. STRENCH and CASSANDRA BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of July 2020.

		By:	/s/ Christopher Caltagirone
Christopher Caltagirone, Trustee

STATE OF MONTANA	)
	)	ss:
COUNTY OF RAVALLI	)

Before me, a Notary Public, in and for said county and state, personally appeared Christopher Caltagirone, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of July 2020.

/s/ Judy L Mucha
Notary Public

My commission expires: March 21, 2023